Exhibit 10.11(c)

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

AMENDMENT TO JOINT DEVELOPMENT AGREEMENT
(Amendment #4)

This Amendment No. 4 to the Joint Development Agreement (this “Amendment”) is entered into and effective as of July 21, 2011 (the “Amendment Effective Date”) by and between Elevance Renewable Sciences, Inc., a Delaware corporation having its principal office at 175 E. Crossroads Parkway, Bolingbrook, Illinois 60440 (“ERS”), and Stepan Company, a Delaware corporation with its principal offices at 22 Frontage Road, Northfield, IL 60093 (“Stepan”). Each of ERS and Stepan is referred to in this Amendment as a “Party” and, collectively, as the “Parties.”

WHEREAS, ERS and are Parties to that certain Joint Development Agreement dated as of August 5, 2010 (the “JDA”), and

WHEREAS, the Parties agree to amend the JDA, specifically Exhibit A as set forth below.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound, the Parties hereby agree as follows:

1. Amendment to Exhibit A. [***]

2. Limited Extension of Initial Screening Phase. The [***] contemplated in this Amendment shall come into effect on the Amendment Effective Date. [***]

3. Defined Terms. Terms used herein with initial capital letters and not otherwise defined herein shall have the meanings ascribed to them in the JDA.

4. Effect of Amendment. This Amendment is part of, and amends, the JDA expressly as set forth herein. All other applicable terms and conditions of the JDA shall remain in full force and effect, and no additional changes or amendments are made except as set forth above.

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[Signature Page Follows]

IN WITNESS WHEREOF the Parties hereto have caused this Amendment to be accepted and executed by their respective duly authorized representatives and is effective as of July 21, 2011.

ELEVANCE RENEWABLE SCIENCES, INC.		STEPAN COMPANY

By:	/s/ Andy Shafer	By:	/s/ John V. Venegoni
Name:	Andy Shafer	Name:	John V. Venegoni
Title:	EVP, Sales and Market Development	Title:	VP and GM

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